SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                         WAYNE SAVINGS BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                        0-23433                    31-1557791
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)




151 N. Market St., Wooster, Ohio                                     44691
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (330) 264-5767
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

     Wayne Savings Bancshares, Inc. (the "Company") announced a stock buyback program in a press release dated January 29, 2004. A copy of that press release describing the buyback plan is attached as exhibit 99.


Item 7. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          Exhibit No.                         Description
          -----------                         -----------

             99                           Press release dated January 29, 2004

Item 12. Results of Operations and Financial Condition

     On January 29, 2004, the Company announced its earnings for the three and nine months ended December 31, 2003. A copy of the press release dated January 29, 2004, describing earnings for these periods is attached as Exhibit 99 to this report. The information included in the press release text and the attached financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the period ended December 31, 2003, as part of its Form 10-Q covering that period.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          WAYNE SAVINGS BANCSHARES, INC.


DATE: January 30, 2004                    By: /s/ Charles F. Finn
                                          -----------------------
                                          Charles F. Finn
                                          President and Chief Executive Officer

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